Exhibit 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2004-A-F

TERM SHEET

Subject to Revision

The Issuer

AmeriCredit Automobile Receivables Trust 2004-A-F is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer’s principal asset will be a pool of automobile loans.

The Seller

AFS Funding Trust is a Delaware statutory trust which is a wholly-owned subsidiary of AFS Funding Corp., a Nevada corporation which, in turn, is a wholly-owned special-purpose subsidiary of AmeriCredit. The seller will sell the automobile loans to the issuer.

The Servicer

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers and will service the automobile loans on behalf of the issuer. AmeriCredit will sell the automobile loans to the seller.

The Insurer

Financial Security Assurance Inc., or Financial Security, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled “The Policy.”

The Trustee

Wells Fargo Bank, National Association, or Wells Fargo, is a national banking association. Wells Fargo will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

January 5, 2004. This is the date that was used in preparing the statistical information presented in this term sheet.

Cutoff Date

February 4, 2004. The issuer will receive amounts collected on the automobile loans after this date.

Closing Date

On or about February 11, 2004.

Description of the Securities

The issuer will issue four classes of asset backed notes. The notes are designated as the “Class A-1 Notes,” the “Class A-2 Notes,” the “Class A-3 Notes” and the “Class A-4 Notes.”

Each class of notes will have the initial note principal balance, interest rate and final scheduled distribution date listed in the following table:

Class	Initial Note Principal Balance	Interest Rate	Final Scheduled Distribution Date

A-1	$222,000,000	___%	February 7, 2005
A-2	$203,000,000	___%	May 7, 2007
A-3	$160,000,000	___%	July 7, 2008
A-4	$165,000,000	___%	February 7, 2011

The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

The notes will not be listed on any securities exchange.

You may hold your notes through DTC in the United States or Clearstream Banking, société anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer which are described under the section entitled “The Trust Assets.”

Distribution Dates

•	When AmeriCredit is the servicer, the distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on March 8, 2004.

•	If AmeriCredit is not the servicer, the distribution date will be the tenth day of each month, subject to the business day rule set forth below.

•	Insured distributions:

Financial Security will make payment of any unpaid interest and certain payments of principal due on the notes on the twelfth day of each month.

•	Business day rule:

If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

•	Record dates:

The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

Interest on the Class A-1 Notes will be calculated on an “actual/360” basis.

Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on a “30/360” basis.

Principal

•	Principal of the notes will be payable on each distribution date in an amount equal to

(1)	100% of the principal amortization which occurred in the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the amount of overcollateralization required by Financial Security, plus

(2)	the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by Financial Security, which will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain the amount of overcollateralization required by Financial Security.

In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

•	The classes of notes are “sequential pay” classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

–	first, the Class A-1 Notes will be paid off;

–	once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize until they are paid off;

–	once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

–	once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize until they are paid off.

The Trust Assets

The issuer’s assets will principally include:

•	a pool of automobile loans, which are secured by new and used automobiles, light duty trucks and vans;

•	collections on the automobile loans received after February 4, 2004; and

•	an assignment of the security interests in the vehicles securing the automobile loan pool.

The Automobile Loan Pool

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The automobile loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the automobile loans in the pool as of January 5, 2004. The statistical distribution of the characteristics of the automobile loan pool as of the cutoff date, which is February 4, 2004, will vary somewhat from the statistical distribution of those characteristics as of January 5, 2004, although that variance will not be material.

•	As of January 5, 2004 the automobile loans in the pool have:

–	an aggregate principal balance of $758,822,579.25;

–	a weighted average annual percentage rate of approximately 16.40%;

–	a weighted average original maturity of approximately 63 months;

–	a weighted average remaining maturity of approximately 54 months; and

–	an individual remaining term of not more than 72 months and not less than 3 months.

•	As of February 4, 2004 the automobile loans in the pool are expected to have an aggregate principal balance of approximately $833,333,333.33 which provides approximately 10% of initial overcollateralization.

•	It is expected that receivables representing approximately 15% of the aggregate principal balance of the receivables as of the cut-off date will have been included in previous securitizations sponsored by AmeriCredit and repurchased by AmeriCredit in connection with optional redemptions of those securitizations.

The Insurance Policy

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled “The Policy.”

Subject to the terms of the financial guaranty insurance policy, the policy guarantees:

•	monthly interest on the notes;

•	principal of each note on its final scheduled distribution date;

•	certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the aggregate receivables balance in order to maintain parity; and

•	subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid on that distribution date from funds available in a spread account or, if no funds are available to be drawn from the spread account, on the twelfth day of that month from the proceeds of a drawing under the policy in accordance with its terms.

Optional Redemption

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its “clean-up call” option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to Financial Security under the insurance agreement. Financial Security’s consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the financial guaranty insurance policy.

Mandatory Redemption

The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. Upon declaration of an event of default, the notes may be accelerated and subject to immediate payment at par. The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts in whole or in part.

Sale of Receivables

The servicer may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the seller and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the initial number of receivables in the pool be sold by the issuer in this manner.

Federal Income Tax Consequences

For federal income tax purposes:

•	Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the note as indebtedness;

•	Interest on the notes will be taxable as ordinary income:

–	when received by a holder using the cash method of accounting; and

–	when accrued by a holder using the accrual method of accounting.

•	Dewey Ballantine LLP has prepared the discussion under “Material Federal Income Tax Consequences” in the prospectus supplement and “Material Federal Income Tax Consequences” in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

ERISA Considerations

Subject to the important considerations described under “ERISA Considerations” in the prospectus supplement, pension, profit-sharing and other employee benefit plans may wish to purchase notes. Fiduciaries of such plans may wish to consult with counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service and Fitch Ratings in order to be issued:

Rating

Class	S&P	Moody’s	Fitch

A-1	A-1+	Prime-1	F1+
A-2	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

The automobile loan pool’s composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Automobile Loans
as of the Statistical Calculation Date

	New	Used	Total

Aggregate Principal Balance (1)	$300,590,695.37	$458,231,883.88	$758,822,579.25

Number of Automobile Loans	19,992	45,649	65,641

Percent of Aggregate Principal Balance	39.61%	60.39%	100.00%

Average Principal Balance	$15,035.55	$10,038.16	$11,560.19
Range of Principal Balances	($253.13 to $63,154.27)	($265.89 to $60,631.00)	($253.13 to $63,154.27)

Weighted Average APR (1)	15.25%	17.15%	16.40%
Range of APRs	(3.90% to 25.99%)	(6.00% to 30.00%)	(3.90% to 30.00%)

Weighted Average Remaining Term	59	51	54
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)

Weighted Average Original Term	67	61	63
Range of Original Terms	(24 to 72 months)	(12 to 72 months)	(12 to 72 months)

(1)	Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the automobile loans may not be equivalent to the automobile loans’ aggregate yield on the aggregate principal balance.

Distribution of the Automobile Loans by APR
as of the Statistical Calculation Date

Distribution of the Automobile Loans by APR as of the Statistical Calculation Date	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Automobile Loans	% of Total Number of Automobile Loans(2)

3.000%-3.999%	$61,888.30	0.01%	4	0.01%
4.000%-4.999%	58,453.00	0.01%	4	0.01%
5.000%-5.999%	146,328.56	0.02%	9	0.01%
6.000%-6.999%	746,336.73	0.10%	120	0.18%
7.000%-7.999%	880,733.12	0.12%	42	0.06%
8.000%-8.999%	4,325,169.03	0.57%	213	0.32%
9.000%-9.999%	25,220,161.63	3.32%	1,347	2.05%
10.000%-10.999%	26,125,535.01	3.44%	1,404	2.14%
11.000%-11.999%	33,324,329.76	4.39%	1,898	2.89%
12.000%-12.999%	44,409,636.37	5.85%	2,865	4.36%
13.000%-13.999%	50,951,444.90	6.71%	3,311	5.04%
14.000%-14.999%	59,778,960.34	7.88%	4,028	6.14%
15.000%-15.999%	81,103,675.52	10.69%	6,088	9.27%
16.000%-16.999%	81,931,956.07	10.80%	6,456	9.84%
17.000%-17.999%	118,623,324.39	15.63%	10,627	16.19%
18.000%-18.999%	98,019,423.22	12.92%	10,024	15.27%
19.000%-19.999%	60,855,609.39	8.02%	6,307	9.61%
20.000%-20.999%	38,327,106.64	5.05%	4,836	7.37%
21.000%-21.999%	22,462,457.68	2.96%	3,943	6.01%
22.000%-22.999%	6,200,831.64	0.82%	1,100	1.68%
23.000%-23.999%	3,952,006.46	0.52%	801	1.22%
24.000%-24.999%	1,040,168.19	0.14%	172	0.26%
25.000%-25.999%	182,204.10	0.02%	30	0.05%
26.000%-26.999%	65,272.41	0.01%	7	0.01%
27.000%-27.999%	17,238.20	0.00%	2	0.00%
28.000%-28.999%	4,599.17	0.00%	1	0.00%
29.000%-29.999%	4,998.68	0.00%	1	0.00%
30.000%-30.999%	2,730.74	0.00%	1	0.00%

TOTAL	$758,822,579.25	100.00%	65,641	100.00%

(1)	Aggregate principal balances include some portion of accrued interest. Indicated APRs represent APRs on principal balances net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Distribution of the Automobile Loans by Geographic Location
of Obligor as of the Statistical Calculation Date

State	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Automobile Loans	% of Total Number of Automobile Loans (2)

Alabama	$11,706,107.20	1.54%	1,104	1.68%
Arizona	17,504,782.85	2.31%	1,465	2.23%
Arkansas	3,462,506.65	0.46%	251	0.38%
California	92,302,604.21	12.16%	7,416	11.30%
Colorado	7,256,717.40	0.96%	617	0.94%
Connecticut	6,317,800.20	0.83%	667	1.02%
Delaware	3,981,022.01	0.52%	339	0.52%
District of Columbia	1,385,518.44	0.18%	112	0.17%
Florida	80,270,159.10	10.58%	6,530	9.95%
Georgia	26,136,774.05	3.44%	2,162	3.29%
Hawaii	1,738,103.96	0.23%	116	0.18%
Illinois	29,174,859.39	3.84%	2,597	3.96%
Indiana	16,135,362.95	2.13%	1,424	2.17%
Iowa	3,417,118.24	0.45%	325	0.50%
Kansas	3,456,795.99	0.46%	332	0.51%
Kentucky	13,345,379.38	1.76%	1,100	1.68%
Louisiana	6,827,874.31	0.90%	746	1.14%
Maine	1,644,708.03	0.22%	112	0.17%
Maryland	21,435,098.01	2.82%	1,674	2.55%
Massachusetts	8,804,477.48	1.16%	815	1.24%
Michigan	19,787,256.85	2.61%	1,907	2.91%
Minnesota	3,623,800.63	0.48%	428	0.65%
Mississippi	6,144,743.23	0.81%	565	0.86%
Missouri	9,670,728.92	1.27%	881	1.34%
Nebraska	2,106,810.23	0.28%	215	0.33%
Nevada	7,237,927.12	0.95%	669	1.02%
New Hampshire	2,819,428.37	0.37%	272	0.41%
New Jersey	21,431,282.09	2.82%	1,970	3.00%
New Mexico	4,191,382.86	0.55%	368	0.56%
New York	37,050,877.48	4.88%	3,647	5.56%
North Carolina	20,472,320.02	2.70%	1,780	2.71%
Ohio	37,056,794.69	4.88%	3,474	5.29%
Oklahoma	8,053,894.78	1.06%	624	0.95%
Oregon	5,016,362.29	0.66%	386	0.59%
Pennsylvania	39,622,403.87	5.22%	3,819	5.82%
Rhode Island	1,603,996.05	0.21%	183	0.28%
South Carolina	5,249,475.11	0.69%	549	0.84%
Tennessee	17,580,335.81	2.32%	1,459	2.22%
Texas	94,258,468.04	12.42%	7,466	11.37%
Utah	1,284,069.62	0.17%	125	0.19%
Vermont	2,361,821.38	0.31%	193	0.29%
Virginia	22,122,820.28	2.92%	1,930	2.94%
Washington	15,605,833.37	2.06%	1,185	1.81%
West Virginia	7,066,045.49	0.93%	582	0.89%
Wisconsin	8,077,870.45	1.06%	752	1.15%
Other (3)	3,022,060.37	0.40%	308	0.47%

TOTAL	$758,822,579.25	100.00%	65,641	100.00%

(1)	Aggregate principal balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

Yield and Prepayment Considerations

     Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

     The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit’s assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

     The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

     Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. You should not assume that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that we assume for ABS.

     The tables below which are captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” are based on ABS and were prepared using the following assumptions:

•	the trust property includes six pools of automobile loans with the characteristics set forth in the following table;

•	all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases except as specified below;

•	each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

•	the initial principal amount of each class of notes is equal to the initial principal amount set forth on page 2 of this term sheet;

•	interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 1.0812%; Class A-2 Notes, 1.50%; Class A-3 Notes, 2.21%; and Class A-4 Notes, 2.90%;

•	payments on the notes are made on the sixth day of each month;

•	the notes are purchased on February 11, 2004;

•	the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

•	the first due date for each automobile loan is the last day of the month of the assumed cutoff date for that automobile loan as set forth in the following table;

•	the servicer exercises its “clean-up call” option to purchase the automobile loans at the earliest opportunity;

•	accelerated principal will be paid on each class of the notes on each distribution date as necessary to build and maintain the overcollateralization required by Financial Security; and

•	the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to the trustee, the owner trustee, and Financial Security.

Pool	Aggregate Principal Balance	Gross APR	Assumed Cutoff Date	Remaining Term to Maturity (in Months)	Seasoning (in Months)

1	$56,328,410.46	18.234%	02/01/04	10	50
2	$43,938,850.39	18.331%	02/01/04	15	45
3	$29,473,083.84	16.815%	02/01/04	25	36
4	$28,798,665.36	17.821%	02/01/04	46	2
5	$431,872,981.41	16.812%	02/01/04	59	1
6	$242,921,341.87	14.578%	02/01/04	71	1

     The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

     The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loans will prepay at a constant level of ABS until maturity or that all of the automobile loans will prepay at the same level of ABS. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

     The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

•	multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

•	adding the results, and

•	dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes				Class A-2 Notes

Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%

Closing Date	100	100	100	100	100	100	100	100
3/6/04	92	88	82	38	100	100	100	100
4/6/04	81	73	62	20	100	100	100	100
5/6/04	70	58	42	5	100	100	100	100
6/6/04	58	43	27	0	100	100	100	93
7/6/04	49	33	15	0	100	100	100	83
8/6/04	43	24	3	0	100	100	100	73
9/6/04	36	15	0	0	100	100	92	63
10/6/04	29	6	0	0	100	100	81	53
11/6/04	22	0	0	0	100	97	72	44
12/6/04	15	0	0	0	100	87	63	35
1/6/05	10	0	0	0	100	80	54	25
2/6/05	5	0	0	0	100	73	46	16
3/6/05	0	0	0	0	100	65	37	7
4/6/05	0	0	0	0	95	58	30	0
5/6/05	0	0	0	0	89	51	22	0
6/6/05	0	0	0	0	85	45	15	0
7/6/05	0	0	0	0	80	39	8	0
8/6/05	0	0	0	0	76	33	1	0
9/6/05	0	0	0	0	72	27	0	0
10/6/05	0	0	0	0	67	21	0	0
11/6/05	0	0	0	0	62	15	0	0
12/6/05	0	0	0	0	58	9	0	0
1/6/06	0	0	0	0	53	3	0	0
2/6/06	0	0	0	0	48	0	0	0
3/6/06	0	0	0	0	43	0	0	0
4/6/06	0	0	0	0	39	0	0	0
5/6/06	0	0	0	0	35	0	0	0
6/6/06	0	0	0	0	30	0	0	0
7/6/06	0	0	0	0	26	0	0	0
8/6/06	0	0	0	0	21	0	0	0
9/6/06	0	0	0	0	17	0	0	0
10/6/06	0	0	0	0	12	0	0	0
11/6/06	0	0	0	0	7	0	0	0
12/6/06	0	0	0	0	2	0	0	0
1/6/07	0	0	0	0	0	0	0	0
2/6/07	0	0	0	0	0	0	0	0
3/6/07	0	0	0	0	0	0	0	0
4/6/07	0	0	0	0	0	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
10/6/07	0	0	0	0	0	0	0	0
11/6/07	0	0	0	0	0	0	0	0
12/6/07	0	0	0	0	0	0	0	0
1/6/08	0	0	0	0	0	0	0	0
2/6/08	0	0	0	0	0	0	0	0
3/6/08	0	0	0	0	0	0	0	0
4/6/08	0	0	0	0	0	0	0	0
5/6/08	0	0	0	0	0	0	0	0
6/6/08	0	0	0	0	0	0	0	0
7/6/08	0	0	0	0	0	0	0	0
8/6/08	0	0	0	0	0	0	0	0
9/6/08	0	0	0	0	0	0	0	0
10/6/08	0	0	0	0	0	0	0	0
11/6/08	0	0	0	0	0	0	0	0
12/6/08	0	0	0	0	0	0	0	0

Weighted Average Life (years)	0.49	0.35	0.26	0.12	2.00	1.32	1.00	0.73

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-3 Notes				Class A-4 Notes

Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%

Closing Date	100	100	100	100	100	100	100	100
3/6/04	100	100	100	100	100	100	100	100
4/6/04	100	100	100	100	100	100	100	100
5/6/04	100	100	100	100	100	100	100	100
6/6/04	100	100	100	100	100	100	100	100
7/6/04	100	100	100	100	100	100	100	100
8/6/04	100	100	100	100	100	100	100	100
9/6/04	100	100	100	100	100	100	100	100
10/6/04	100	100	100	100	100	100	100	100
11/6/04	100	100	100	100	100	100	100	100
12/6/04	100	100	100	100	100	100	100	100
1/6/05	100	100	100	100	100	100	100	100
2/6/05	100	100	100	100	100	100	100	100
3/6/05	100	100	100	100	100	100	100	100
4/6/05	100	100	100	98	100	100	100	100
5/6/05	100	100	100	87	100	100	100	100
6/6/05	100	100	100	76	100	100	100	100
7/6/05	100	100	100	66	100	100	100	100
8/6/05	100	100	100	55	100	100	100	100
9/6/05	100	100	92	45	100	100	100	100
10/6/05	100	100	83	35	100	100	100	100
11/6/05	100	100	75	26	100	100	100	100
12/6/05	100	100	67	16	100	100	100	100
1/6/06	100	100	59	7	100	100	100	100
2/6/06	100	97	51	0	100	100	100	98
3/6/06	100	90	43	0	100	100	100	90
4/6/06	100	83	36	0	100	100	100	82
5/6/06	100	77	29	0	100	100	100	74
6/6/06	100	70	21	0	100	100	100	66
7/6/06	100	64	14	0	100	100	100	59
8/6/06	100	57	8	0	100	100	100	51
9/6/06	100	51	1	0	100	100	100	44
10/6/06	100	45	0	0	100	100	94	0
11/6/06	100	38	0	0	100	100	88	0
12/6/06	100	32	0	0	100	100	82	0
1/6/07	97	26	0	0	100	100	76	0
2/6/07	91	20	0	0	100	100	71	0
3/6/07	84	14	0	0	100	100	65	0
4/6/07	78	8	0	0	100	100	60	0
5/6/07	71	3	0	0	100	100	55	0
6/6/07	65	0	0	0	100	97	50	0
7/6/07	58	0	0	0	100	92	45	0
8/6/07	51	0	0	0	100	86	0	0
9/6/07	44	0	0	0	100	81	0	0
10/6/07	37	0	0	0	100	76	0	0
11/6/07	30	0	0	0	100	71	0	0
12/6/07	23	0	0	0	100	66	0	0
1/6/08	16	0	0	0	100	61	0	0
2/6/08	9	0	0	0	100	56	0	0
3/6/08	2	0	0	0	100	52	0	0
4/6/08	0	0	0	0	95	47	0	0
5/6/08	0	0	0	0	88	0	0	0
6/6/08	0	0	0	0	81	0	0	0
7/6/08	0	0	0	0	74	0	0	0
8/6/08	0	0	0	0	67	0	0	0
9/6/08	0	0	0	0	60	0	0	0
10/6/08	0	0	0	0	52	0	0	0
11/6/08	0	0	0	0	45	0	0	0
12/6/08	0	0	0	0	0	0	0	0

Weighted Average Life (years)	3.53	2.63	2.05	1.58	4.62	3.97	3.23	2.46

Delinquency and Loan Loss Information

     The following tables provide information relating to AmeriCredit’s delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit’s portfolio of automobile loans originated or purchased and serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan in this transaction.

Delinquency Experience

     Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

	At December 31,				At June 30,

	2003		2002		2003		2002

	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount

Portfolio at end of period(1)	1,066,195	$12,988,339	1,224,936	$16,208,573	1,160,339	$14,888,778	1,124,388	$14,762,461
Period of Delinquency(2)
31-60 days(3)	81,748	$978,680	116,102	$1,489,112	96,302	$1,220,063	82,654	$1,042,265
61-90 days	20,264	240,155	33,068	415,641	26,093	329,095	24,979	309,562
91 days or more	12,397	130,602	20,878	247,098	14,462	166,503	15,282	175,456

Total Delinquencies	114,409	$1,349,437	170,048	$2,151,851	136,857	$1,715,661	122,915	$1,527,283
Repossessed Assets(4)	5,131	68,307	16,312	230,480	12,406	172,937	11,607	161,529

Total Delinquencies and Repossessed Assets	119,540	$1,417,744	186,360	$2,382,331	149,263	$1,888,598	134,522	$1,688,812

Total Delinquencies as a Percentage of the Portfolio	10.7%	10.4%	13.9%	13.3%	11.8%	11.5%	10.9%	10.3%
Total Repossessed Assets as a Percentage of the Portfolio(4)	0.5%	0.5%	1.3%	1.4%	1.1%	1.2%	1.1%	1.1%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	11.2%	10.9%	15.2%	14.7%	12.9%	12.7%	12.0%	11.4%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2)	AmeriCredit considers a loan delinquent when an obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)	Amounts shown do not include loans which are less than 31 days delinquent.
(4)	Effective for the quarter ended December 31, 2003, AmeriCredit has revised its repossession charge-off policy. AmeriCredit will now charge off accounts when it is determined that the account will not be brought current prior to the automobile being liquidated at auction. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction. This adjustment reduces the repossession inventory to 0.5% from 1.3% .

Loan Loss Experience

	Six Months Ended December 31,		Fiscal Year Ended June 30,

	2003	2002	2003	2002

Period-End Principal Outstanding(1)	$12,988,339	$16,208,573	$14,888,778	$14,762,461
Average Month-End Amount Outstanding During the Period(1)	13,963,109	15,682,299	15,736,512	12,464,346
Net Charge-Offs(2)(4)	586,134	441,883	1,026,657	573,818
Net Charge-Offs as a Percentage of Period-End Principal Outstanding(3)(4)	9.0%	5.4%	6.9%	3.9%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding(3)(4)	8.3%	5.6%	6.5%	4.6%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2)	Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.
(3)	Results for the six months ended December 31 are annualized.
(4)	Effective for the quarter ended December 31, 2003, AmeriCredit has revised its repossession charge-off policy. AmeriCredit will now charge off accounts when it is determined that the account will not be brought current prior to the automobile being liquidated at auction. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction. This is a one-time cumulative adjustment that increases the net charge-offs as a percentage of average month-end amount outstanding to 8.3% from 7.5% and increases the net charge-offs as a percentage of period-end principal outstanding.